Form N-SAR
Item 770



Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Mid Cap Strategic Growth Fund

Issuer:						Workday Inc.



Years of Operation:				3+

Underwriting Type:				Firm

Offering Type:					Common Stock



Underwriter from whom Purchased:		Goldman Sachs




Underwriting Syndicate Members:		        Morgan Stanley


Date Offering Commenced:			10/12/2012


Date of Purchase:				10/12/2012


Principal Amount of Offering:			$637,000,000




Offering price:					$28.00



Purchase price:					$28.00




Commission, spread or profit:			$1.680



Principal amount of purchases by all investment
Companies advised by the investment sub-adviser:     $500,556





Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Government Securities Fund

Issuer:						Nippon Telegraph and Telephone Corporation
                                                (NTT 1.40% July 18, 2017)





Years of Operation:				3

Underwriting Type:				Firm

Offering Type:					Notes



Underwriter from whom Purchased:		Morgan Stanley & Co.





Underwriting Syndicate Members:		        JPMorgan Securities, Inc.



Date Offering Commenced:			07/11/2012



Date of Purchase:				07/11/2012



Principal Amount of Offering:			$750,000,000


Offering price:					$99.865




Purchase price:					$99.865




Commission, spread or profit:			$0.35%



Par amount of purchases by all investment
Companies advised by the investment sub-adviser:     $14,871,000





Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Government Securities Fund

Issuer:						Wells Fargo & Company
                                                (WFC 1.50% July 1, 2015)




Years of Operation:				3

Underwriting Type:				Firm

Offering Type:					Mid-Term Notes, Series L



Underwriter from whom Purchased:		Wells Fargo Advisors





Underwriting Syndicate Members:		       	JPMorgan Securities, Inc.





Date Offering Commenced:			06/20/2012



Date of Purchase:				06/20/2012



Principal Amount of Offering:			$2,000,000,000




Offering price:					$99.804




Purchase price:					$99.804




Commission, spread or profit:			$0.25%



Par amount of purchases by all investment
Companies advised by the investment sub-adviser:     $46,871,000